Significant Acquisitions and Disposals	12 Months Ended
Oct. 31, 2019
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Significant Acquisitions and Disposals

NOTE 13:  SIGNIFICANT ACQUISITIONS AND DISPOSALS

Agreement for Air Canada Credit Card Loyalty Program

On January 10, 2019, the Bank's long-term loyalty program agreement (the "Loyalty Agreement") with Air Canada became effective in conjunction with Air Canada completing its acquisition of Aimia Canada Inc., which operates the Aeroplan loyalty business (the "Transaction"). Under the terms of the Loyalty Agreement, the Bank will become the primary credit card issuer for Air Canada's new loyalty program when it launches in 2020 through to 2030. TD Aeroplan cardholders will become members of Air Canada's new loyalty program and their miles will be transitioned when Air Canada's new loyalty program launches in 2020.

In connection with the Transaction, the Bank paid $622 million plus applicable sales tax to Air Canada, of which $547 million ($446 million after sales and income taxes) was recognized in Non-interest expenses – Other on the Consolidated Statement of Income, and $75 million was recognized as an intangible asset which will be amortized over the Loyalty Agreement term. In addition, the Bank prepaid $308 million plus applicable sales tax for the future purchase of loyalty points over a ten-year period.

Acquisition of Greystone Managed Investments Inc.

On November 1, 2018, the Bank acquired 100% of the outstanding equity of Greystone Capital Management Inc., the parent company of Greystone Managed Investments Inc. ("Greystone") for consideration of $821 million, of which $479 million was paid in cash and $342 million was paid in the Bank's common shares. The value of 4.7 million common shares issued as consideration was based on the volume weighted-average market price of the Bank's common shares over the 10 trading day period immediately preceding the fifth business day prior to the acquisition date and was recorded based on market price at close. Common shares of $167 million issued to employee shareholders in respect of the purchase price are being held in escrow for two years post-acquisition, subject to their continued employment, and are being recorded as a compensation expense over the two-year escrow period.

The acquisition was accounted for as a business combination under the purchase method. As at November 1, 2018, the acquisition contributed $165 million of assets and $46 million of liabilities. The excess of accounting consideration over the fair value of the identifiable net assets has been allocated to customer relationship intangibles of $140 million, deferred tax liability of $37 million, and goodwill of $432 million. Goodwill is not deductible for tax purposes. The results of the acquisition have been consolidated from the acquisition date and reported in the Canadian Retail segment. For the year ended October 31, 2019, the contribution of Greystone to the Bank's revenue and net income was not significant.

Acquisition of Scottrade Bank

On September 18, 2017, the Bank acquired 100% of the outstanding equity of Scottrade Bank, a federal savings bank wholly-owned by Scottrade, for cash consideration of approximately $1.6 billion (US$1.4 billion). Scottrade Bank merged with TD Bank, N.A. In connection with the acquisition, TD agreed to accept sweep deposits from Scottrade clients, expanding the Bank's existing sweep deposit activities. The acquisition is consistent with the Bank's U.S. strategy.

The acquisition was accounted for as a business combination under the purchase method. Goodwill of $34 million reflects the excess of the consideration paid over the fair value of the identifiable net assets. Goodwill is deductible for tax purposes. The results of the acquisition have been consolidated with the Bank's results and are reported in the U.S. Retail segment. For the year ended October 31, 2017, the contribution of Scottrade Bank to the Bank's revenue and net income was not significant nor would it have been significant if the acquisition had occurred as of November 1, 2016.

The following table presents the estimated fair values of the assets and liabilities acquired as of the date of acquisition.

Fair Value of Identifiable Net Assets Acquired
(millions of Canadian dollars)	Amount
Assets acquired
Cash and due from banks	$750
Securities	14,474
Loans	5,284

Other assets	149

20,657
Less: Liabilities assumed
Deposits	18,992

Other liabilities	57
Fair value of identifiable net assets acquired	1,608

Goodwill	34
Total purchase consideration	$1,642